Fees Summary	Oct. 17, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	14,418.16
Total Transaction Valuation	104,403,797.47
Total Offset Amount	0.00
Net Fee	$ 14,418.16